                                                                    Exhibit 24.1

                           FORD MOTOR CREDIT COMPANY

                            Certificate of Secretary


                 The undersigned, Hurley D. Smith, Secretary of FORD MOTOR CREDIT COMPANY, a Delaware corporation (the "Company"), DOES HEREBY CERTIFY that the resolutions attached as Exhibit 1 to this Certificate were duly adopted by the Board of Directors of the Company on February 26, 1986, March 2, 1988, March 10, 1993 and September 29, 1993 at meetings duly called and held at which quorums were present and acted throughout, and such resolutions have not been amended, modified, rescinded or revoked and are in full force and effect on the date hereof.

                 WITNESS my hand and the seal of the Company this 23rd day of February, 1995.



                                                 /s/ HURLEY D. SMITH
                                                 ---------------------------
                                                 Hurley D. Smith
                                                 Secretary



(Corporate Seal)

                                  Resolutions

                              Sale of Receivables


Sale of Receivables Pursuant to Standby Agreements

                 RESOLVED, That the Company is hereby authorized during any calendar year, commencing with calendar year 1993, to enter into one or more agreements ("Standby Agreements") providing for the revolving sale by the Company of and/or revolving commitment of purchasers to buy any accounts receivables ("Receivables") of the Company (including, without limitation, leases originated under the Company's Red Carpet Lease Program) together with any assets (including vehicles) and other rights covered by, or obtained in connection with, the Receivables, or relating thereto, upon such terms and conditions, including, without limitation, the payment of standby or commitment fees, as may be approved by any two of the Chairman of the Board of Directors, the President, the Executive Vice President-Finance and the Treasurer; provided, however, that the aggregate proceeds which shall be available to the Company under and pursuant to all Standby Agreements and all other agreements providing for the revolving sale of receivables of the Company in effect on the date of the adoption of these resolutions ("Existing Standby Agreements") shall not exceed $16,000,000,000 during any calendar year.

                 RESOLVED, That the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary, and each of them, be and hereby are authorized, in the name and on behalf of the Company, at any time, to take such action, and to execute (by either manual or facsimile signature) and deliver any Standby Agreement and such agreements, documents or other instruments in connection with or related to any Standby Agreement or Existing Standby Agreement as they, or any of them, may determine necessary, appropriate or desirable, including, without limitation, (a) any amendment, modification or extension of any such Standby Agreement or Existing Standby Agreement, (b) any sale of Receivables under any such Standby Agreement or Existing Standby Agreement, and (c) any conveyance, assignment or reassignment of Receivables under any such Standby Agreement or Existing Standby Agreement, the taking of such action or the execution of any such Standby Agreement or agreements, documents or other instruments in connection with or related to any Standby Agreement or Existing Standby Agreement by any such officer of the Company to be conclusive evidence of such determination with respect thereto.

                 RESOLVED, That the preceding resolutions shall not affect in any respect any Existing Standby Agreements or any actions taken by the Company in connection therewith, and all such Existing Standby Agreements and all such actions taken by the Company in connection therewith are hereby ratified and affirmed.


Sale of Receivables Pursuant to Public Offerings of Receivables Securities

                 RESOLVED, That the Company is hereby authorized to issue and sell, during any calendar year commencing with calendar year 1986, in one or more public offerings required to be registered with the Securities and Exchange Commission (the "Commission") pursuant to applicable provisions of the Securities Act of 1933, as amended (the "Act"), certificates or securities relating to or representing an interest in accounts receivable of the Company ("Receivables") (including, without limitation, leases originated under the Company's Red Carpet Lease Program) and assets relating thereto ("Receivables Securities"), in an aggregate principal amount not to exceed the aggregate principal amount authorized for registration under the Act pursuant to the next succeeding resolution, upon such terms and conditions as may be fixed by any two of the Chairman of the Board of Directors, the President, the Executive Vice President-Finance and the Treasurer and that any two of the Chairman of the Board of Directors, the President, the Executive Vice President-Finance and the Treasurer be and hereby are authorized to determine the terms and conditions of the Receivables Securities.

                 RESOLVED, That the Company is hereby authorized to register with the Commission pursuant to the provisions of the Act Receivables Securities in principal amounts not to exceed in the aggregate $16,000,000,000 during any calendar year.





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


                 RESOLVED, That the preparation of one or more Registration Statements on such form or forms as may be appropriate covering the Receivables Securities, including prospectuses, exhibits and other documents, to be filed with the Commission, for the purpose of registering the offer and sale of the Receivables Securities under the Act, be and it hereby is in all respects approved; that the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any such Registration Statement, with such changes, if any, therein, including amendments to the prospectus and the addition or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof, and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause any such Registration Statement, so executed, to be filed with the Commission; and, prior to the effective date of any such Registration Statement, the appropriate officers of the Company are directed to use their best efforts to furnish each directors and each officer signing such Registration Statement with a copy of such Registration Statement, and if, prior to the effective date of any such Registration Statement, material changes therein or material additions thereto are proposed to be made, the appropriate officers of the Company are directed to use their best efforts to furnish each director, and each officer signing any such Registration Statement, with a copy of such Registration Statement and each amendment thereto as filed with the Commission, or a description of such changes or additions, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each director and each such officer so desiring to object to any part of any such Registration Statement before it becomes effective.

                 RESOLVED, That the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any and all amendments (including post-effective amendments) to any such Registration Statement, including amendments to the prospectus and the addition





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

or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form, with such changes, if any, therein, as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof, and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause such amendment or amendments, so executed, to be filed with the Commission; and if, prior to the effective date of each such post-effective amendment, material changes or material additions are proposed to be made in or to any such Registration Statement or any amendment thereto in the form in which it most recently became effective, the appropriate officers of the Company are directed to use their best efforts to furnish each director, and each officer signing such post-effective amendment, with a copy of such post-effective amendment or a description of all material changes or additions therein, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each director and each such officer so desiring to object to any part of such post-effective amendment before it becomes effective.

                 RESOLVED, That each officer and director who may be required to sign and execute any such Registration Statement or any amendment thereto or document in connection therewith (whether on behalf of the Company, or as an officer or director of the Company, or otherwise), be and hereby is authorized to execute a power of attorney appointing W. E. Odom, J. D. Bringard, H. D. Smith, W. O. Staehlin, D. M. Brandi, R. P. Conrad, L. J. Ghilardi and S. P. Thomas, and each of them, severally, his true and lawful attorney or attorneys to sign in his name, place and stead in any such capacity any such Registration Statement and any and all amendments (including post-effective amendments) thereto and documents in connection therewith, and to file the same with the Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in the name and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as such officers or directors might or could do in person.





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


                 RESOLVED, That the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Controller, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company to take any and all action which such persons, or any of them, may deem necessary, appropriate or desirable in order to obtain a permit, register or qualify the Receivables Securities for issuance and sale or to request an exemption from registration of such securities or to register or obtain a license for the Company as a dealer or broker under the securities laws of such of the states of the United States of America as such persons, or any of them, may deem necessary, appropriate or desirable, and in connection with such registrations, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws, and to take any and all further action which such persons, or any of them, may deem necessary, appropriate or desirable in order to maintain such registrations in effect for as long as such persons, or any of them, may deem to be in the best interests of the Company.

                 RESOLVED, That Ford Motor Credit Company hereby designates any licensed California broker-dealer designated by the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, its attorney-in-fact for the purpose of executing and filing one or more applications and amendments thereto on behalf of the Company, under applicable provisions of the California Corporate Securities Law of 1968, for the registration or qualification of part or all of the Receivables Securities of the Company for offering and sale in the State of California.

                 BE IT RESOLVED THAT RICHARD D. LATHAM, Securities Commissioner, State Securities Board, of the State of Texas, and his successor in office, is made, constituted and appointed the true and lawful attorney-in-fact for and in the State of Texas for this corporation, upon whom all process of law against this corporation in any





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

action at law or legal proceeding growing out of the Texas Securities Act may be served, subject to and in accordance with all the provisions of the laws of the State of Texas and all amendments thereto, and this corporation agrees that any and all lawful process against it may be served upon its said attorney-in-fact, RICHARD D. LATHAM, or his successor in office, shall be deemed valid personal service upon this corporation and shall be of the same force and validity as if served upon this corporation; and that all process served upon the said Securities Commissioner shall be and have the same effect as if this corporation were organized and created under the laws of the State of Texas and had been lawfully served with process therein; and

                 BE IT FURTHER RESOLVED that the corporation by and through its President or any Vice President and Secretary or any Assistant Secretary execute a Power of Attorney to the said RICHARD D. LATHAM, Securities Commissioner of the State of Texas, and his successor in office, incorporating the provisions of this resolution therein.

                 RESOLVED, That any and all haec verba resolutions which may be required by the Blue Sky or securities laws of any state in which the Company intends to offer to sell its securities be, and they hereby are, adopted; that the proper officers of the Company be, and they hereby are, authorized to certify that such resolutions were duly adopted at this meeting; and that the Secretary of the Company shall cause a copy of each resolution so certified to be attached to the minutes of this meeting.

                 RESOLVED, That the Company is hereby authorized to enter into one or more Indentures, Pooling and Servicing Agreements or other agreements and supplements and amendments thereto, each with a bank, trust company or other person, or corporation or entity as trustee, providing for the transfer of the Receivables together with any assets (including vehicles) and other rights covered by or obtained in connection with the Receivables or relating thereto or the issuance of the Receivables Securities and that the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized, in the name and on behalf





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

of the Company, (i) to select such trustee or trustees and (ii) to execute, acknowledge and deliver each such Indenture, Pooling and Servicing Agreement or other agreement under the seal of the Company, attested by the Secretary or any Assistant Secretary, containing such terms and provisions as the officer or officers executing such agreements may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

                 RESOLVED, That the Chairman of the Board of Directors, the President, any Executive Vice President or any Vice President, and the Treasurer or the Secretary, be and hereby are authorized, in the name and on behalf of the Company and under its corporate seal (which may be a facsimile of such seal) to execute (by manual or facsimile signature) Receivables Securities (and, in addition, Receivables Securities to replace any of the Receivables Securities which are lost, stolen, mutilated or destroyed and Receivables Securities required for exchange substitution or transfer, all as provided in the respective Indentures, Pooling and Servicing Agreements or other agreements) in fully registered form in substantially the forms of Receivables Securities to be set forth in the respective Indentures, Pooling and Servicing Agreements or other agreements with such changes therein and additions thereto as the officer or officers executing the Receivables Securities may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

                 RESOLVED, That the Chairman of the Board of Directors, the President, any Executive Vice President, the Vice President-Finance, the Treasurer and any Assistant Treasurer, the Secretary and any Assistant Secretary, and each of them, be and hereby are authorized to appoint one or more paying agents, registrars, transfer agents, and other agents and functionaries, and to execute and deliver, in the name and on behalf of the Company, any agreement, instrument or document relating to any such appointment, for the purpose of implementing and giving effect to the provisions of the Indentures, Pooling and Servicing Agreements or other agreements and the Receivables Securities, respectively, in the forms in which they shall be executed and delivered pursuant to the foregoing resolutions; provided, however, that the





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

Company may at any time elect to act in any such capacity itself.

    RESOLVED, That the Company is hereby authorized to enter into one or more underwriting agreements, sales agency agreements or like agreements (the "Underwriting Agreements") with any firm, institution or partnership acting on behalf of themselves or itself and the several underwriters, providing for the sale of the Receivables Securities and that, when such Underwriting Agreements, or any of them, have been completed to set forth the prices at and terms and conditions upon which the Receivables Securities are to be sold and the compensation to be received by the underwriters (such matters first having been presented to and approved by any two of the Chairman of the Board of Directors, the President, the Executive Vice President-Finance and the Treasurer), the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to execute and deliver, in the name and on behalf of the Company, the respective Underwriting Agreements, with the inclusion of such underwriters and containing such other terms and provisions as the officer or officers executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

    RESOLVED, That the Company is hereby authorized to enter into one or more Purchase Agreements or other Agreements (the "Purchase Agreements") with any firm, institution, partnership or other person, including securities brokers and dealers, relating to the sale and distribution of Receivables Securities and that, when such Purchase Agreements, or any of them, have been completed to set forth the terms and conditions upon which the Receivables Securities are to be sold and the purchase prices to be paid by such purchasers (such matters first having been presented to and approved by any two of the Chairman of the Board of Directors, the President, the Executive Vice President-Finance and the Treasurer), the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to execute and deliver, in the name and on behalf of the Company, the respective Purchase Agreements, containing such other terms and provisions as the officer or officers executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his or their execution thereof.

    RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized and empowered, in the name and on behalf of the Company, to take any action (including, without limitation, the payment of expenses), and to execute (by manual or facsimile signature) and deliver any and all letters, documents or other writings, that such officer or officers may deem necessary, appropriate or desirable in order to enable the Company fully to issue and sell the Receivables Securities and Receivables and exercise its rights and to perform its obligations under the Indentures, Pooling and Servicing Agreements or other agreements, the Underwriting Agreements, and the Purchase Agreements, or otherwise carry out the purposes and intends of each and all of the foregoing resolutions.

Sale of Receivables Pursuant to Purchase Agreements

    RESOLVED, That the Company is hereby authorized during any calendar year, commencing with calendar year 1993, to enter into one or more agreements ("Purchase Agreements") providing for the sale, on a non-revolving basis, of any accounts receivables ("Receivables") of the Company (including, without limitation, leases originated under the Company's Red Carpet Lease Program) together with any assets (including vehicles) and other right covered by or obtained in connection with, the Receivables, or relating thereto, upon such terms and conditions as may be approved by any two of the Chairman of the Board of Directors, the President, the Executive Vice President-Finance and the Treasurer; provided, however, that the aggregate amount of proceeds received by the Company from the sale of receivables under and pursuant to Purchase Agreements shall not exceed in the aggregate $16,000,000,000 during any calendar year.

    RESOLVED, That the Chairman of the Board of Directors, the President, any Executive Vice President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary, and each of them, be and hereby are authorized, in the name and on behalf of the Company, at any time, to take such action, and to execute (by either manual or facsimile signature) and deliver any Purchase Agreement and such agreements, documents or other instruments in connection therewith or related thereto as they, or any of them, may determine necessary, appropriate or desirable, the taking of such action or the execution of any such Purchase Agreement or agreements, documents, or other instruments in connection therewith or related thereto to be conclusive evidence of such determination with respect thereto.

Overall Limitation on Certain Sales of Receivables

    RESOLVED, That notwithstanding anything to the contrary contained in the preceding resolutions under the captions "Sale of Receivables Pursuant to Standby Agreements", "Sale of Receivables Pursuant to Public Offerings of Receivables Securities" and "Sale of Receivables Pursuant to Purchase Agreements", the aggregate proceeds received by the Company pursuant to such resolutions during any calendar year, commencing with calendar year 1993, shall not exceed $16,000,000,000.

          POWER OF ATTORNEY WITH RESPECT TO REGISTRATION STATEMENTS OF
                           FORD MOTOR CREDIT COMPANY
 COVERING NOTES, DEBENTURES, SUBORDINATED NOTES, SUBORDINATED DEBENTURES, NOTES
                       SOLD THROUGH SALES AGENTS, DEMAND
            NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PROGRAM,
  DEMAND NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PLAN AND SECURITIES
                         BACKED BY COMPANY RECEIVABLES


    KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer or director of FORD MOTOR CREDIT COMPANY, does hereby constitute and appoint W. E. Odom, J. D. Bringard, H. D. Smith, W. O. Staehlin, D. M. Brandi, R. P. Conrad,
L. J. Ghilardi and S. P. Thomas, and each of them, severally, his true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute in his name (whether on behalf of FORD MOTOR CREDIT COMPANY, or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FORD MOTOR CREDIT COMPANY to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) to the Registration Statement or Registration Statements relating to the issuance and sale of any of the above-captioned securities of FORD MOTOR CREDIT COMPANY authorized at meetings of the Board of Directors of FORD MOTOR CREDIT COMPANY held on February 26, 1986, March 2, 1988, March 10, 1993 and September 29, 1993, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of FORD MOTOR CREDIT COMPANY or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY or otherwise) to such Registration Statement or Registration Statements and to such amendments (including post-effective amendments) to the Registration Statement or Registration Statements to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements or schedules or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 23rd day of February, 1995.


                                           /s/ WILLIAM E. ODOM
                                         -------------------------------------
                                          (William E. Odom)

          POWER OF ATTORNEY WITH RESPECT TO REGISTRATION STATEMENTS OF
                           FORD MOTOR CREDIT COMPANY
 COVERING NOTES, DEBENTURES, SUBORDINATED NOTES, SUBORDINATED DEBENTURES, NOTES
                       SOLD THROUGH SALES AGENTS, DEMAND
            NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PROGRAM,
  DEMAND NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PLAN AND SECURITIES
                         BACKED BY COMPANY RECEIVABLES


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer or director of FORD MOTOR CREDIT COMPANY, does hereby constitute and appoint W. E. Odom, J. D. Bringard, H. D. Smith, W. O. Staehlin, D. M. Brandi, R. P. Conrad,
L. J. Ghilardi and S. P. Thomas, and each of them, severally, his true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute in his name (whether on behalf of FORD MOTOR CREDIT COMPANY, or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FORD MOTOR CREDIT COMPANY to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) to the Registration Statement or Registration Statements relating to the issuance and sale of any of the above-captioned securities of FORD MOTOR CREDIT COMPANY authorized at meetings of the Board of Directors of FORD MOTOR CREDIT COMPANY held on February 26, 1986, March 2, 1988, March 10, 1993 and September 29, 1993, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of FORD MOTOR CREDIT COMPANY or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY or otherwise) to such Registration Statement or Registration Statements and to such amendments (including post-effective amendments) to the Registration Statement or Registration Statements to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements or schedules or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 23rd day of February, 1995.


                                          /s/ KENNETH J. COATES
                                          --------------------------------
                                          (Kenneth J. Coates)

          POWER OF ATTORNEY WITH RESPECT TO REGISTRATION STATEMENTS OF
                           FORD MOTOR CREDIT COMPANY
 COVERING NOTES, DEBENTURES, SUBORDINATED NOTES, SUBORDINATED DEBENTURES, NOTES
                       SOLD THROUGH SALES AGENTS, DEMAND
            NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PROGRAM,
  DEMAND NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PLAN AND SECURITIES
                         BACKED BY COMPANY RECEIVABLES


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer or director of FORD MOTOR CREDIT COMPANY, does hereby constitute and appoint W. E. Odom, J. D. Bringard, H. D. Smith, W. O. Staehlin, D. M. Brandi, R. P. Conrad,
L. J. Ghilardi and S. P. Thomas, and each of them, severally, his true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute in his name (whether on behalf of FORD MOTOR CREDIT COMPANY, or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FORD MOTOR CREDIT COMPANY to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) to the Registration Statement or Registration Statements relating to the issuance and sale of any of the above-captioned securities of FORD MOTOR CREDIT COMPANY authorized at meetings of the Board of Directors of FORD MOTOR CREDIT COMPANY held on February 26, 1986, March 2, 1988, March 10, 1993 and September 29, 1993, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of FORD MOTOR CREDIT COMPANY or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY or otherwise) to such Registration Statement or Registration Statements and to such amendments (including post-effective amendments) to the Registration Statement or Registration Statements to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements or schedules or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 23rd day of February, 1995.


                                               /s/ TERRENCE F. MARRS
                                               ------------------------------
                                               (Terrence F. Marrs)

          POWER OF ATTORNEY WITH RESPECT TO REGISTRATION STATEMENTS OF
                           FORD MOTOR CREDIT COMPANY
 COVERING NOTES, DEBENTURES, SUBORDINATED NOTES, SUBORDINATED DEBENTURES, NOTES
                       SOLD THROUGH SALES AGENTS, DEMAND
            NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PROGRAM,
  DEMAND NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PLAN AND SECURITIES
                         BACKED BY COMPANY RECEIVABLES


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer or director of FORD MOTOR CREDIT COMPANY, does hereby constitute and appoint W. E. Odom, J. D. Bringard, H. D. Smith, W. O. Staehlin, D. M. Brandi, R. P. Conrad,
L. J. Ghilardi and S. P. Thomas, and each of them, severally, his true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute in his name (whether on behalf of FORD MOTOR CREDIT COMPANY, or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FORD MOTOR CREDIT COMPANY to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) to the Registration Statement or Registration Statements relating to the issuance and sale of any of the above-captioned securities of FORD MOTOR CREDIT COMPANY authorized at meetings of the Board of Directors of FORD MOTOR CREDIT COMPANY held on February 26, 1986, March 2, 1988, March 10, 1993 and September 29, 1993, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of FORD MOTOR CREDIT COMPANY or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY or otherwise) to such Registration Statement or Registration Statements and to such amendments (including post-effective amendments) to the Registration Statement or Registration Statements to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements or schedules or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 23rd day of February, 1995.


                                            /s/ JOHN G. CLISSOLD
                                            -------------------------------
                                            (John G. Clissold)

          POWER OF ATTORNEY WITH RESPECT TO REGISTRATION STATEMENTS OF
                           FORD MOTOR CREDIT COMPANY
 COVERING NOTES, DEBENTURES, SUBORDINATED NOTES, SUBORDINATED DEBENTURES, NOTES
                       SOLD THROUGH SALES AGENTS, DEMAND
            NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PROGRAM,
  DEMAND NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PLAN AND SECURITIES
                         BACKED BY COMPANY RECEIVABLES


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer or director of FORD MOTOR CREDIT COMPANY, does hereby constitute and appoint W. E. Odom, J. D. Bringard, H. D. Smith, W. O. Staehlin, D. M. Brandi, R. P. Conrad,
L. J. Ghilardi and S. P. Thomas, and each of them, severally, his true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute in his name (whether on behalf of FORD MOTOR CREDIT COMPANY, or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FORD MOTOR CREDIT COMPANY to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) to the Registration Statement or Registration Statements relating to the issuance and sale of any of the above-captioned securities of FORD MOTOR CREDIT COMPANY authorized at meetings of the Board of Directors of FORD MOTOR CREDIT COMPANY held on February 26, 1986, March 2, 1988, March 10, 1993 and September 29, 1993, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of FORD MOTOR CREDIT COMPANY or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY or otherwise) to such Registration Statement or Registration Statements and to such amendments (including post-effective amendments) to the Registration Statement or Registration Statements to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements or schedules or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 23rd day of February, 1995.


                                            /s/ EDSEL B. FORD II
                                            -------------------------------
                                            (Edsel B. Ford II)

          POWER OF ATTORNEY WITH RESPECT TO REGISTRATION STATEMENTS OF
                           FORD MOTOR CREDIT COMPANY
 COVERING NOTES, DEBENTURES, SUBORDINATED NOTES, SUBORDINATED DEBENTURES, NOTES
                       SOLD THROUGH SALES AGENTS, DEMAND
            NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PROGRAM,
  DEMAND NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PLAN AND SECURITIES
                         BACKED BY COMPANY RECEIVABLES


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer or director of FORD MOTOR CREDIT COMPANY, does hereby constitute and appoint W. E. Odom, J. D. Bringard, H. D. Smith, W. O. Staehlin, D. M. Brandi, R. P. Conrad,
L. J. Ghilardi and S. P. Thomas, and each of them, severally, his true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute in his name (whether on behalf of FORD MOTOR CREDIT COMPANY, or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FORD MOTOR CREDIT COMPANY to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) to the Registration Statement or Registration Statements relating to the issuance and sale of any of the above-captioned securities of FORD MOTOR CREDIT COMPANY authorized at meetings of the Board of Directors of FORD MOTOR CREDIT COMPANY held on February 26, 1986, March 2, 1988, March 10, 1993 and September 29, 1993, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of FORD MOTOR CREDIT COMPANY or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY or otherwise) to such Registration Statement or Registration Statements and to such amendments (including post-effective amendments) to the Registration Statement or Registration Statements to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements or schedules or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 23rd day of February, 1995.


                                            /s/ DAVID N. MCCAMMON
                                            -------------------------------
                                            (David N. McCammon)

          POWER OF ATTORNEY WITH RESPECT TO REGISTRATION STATEMENTS OF
                           FORD MOTOR CREDIT COMPANY
 COVERING NOTES, DEBENTURES, SUBORDINATED NOTES, SUBORDINATED DEBENTURES, NOTES
                       SOLD THROUGH SALES AGENTS, DEMAND
            NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PROGRAM,
  DEMAND NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PLAN AND SECURITIES
                         BACKED BY COMPANY RECEIVABLES


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer or director of FORD MOTOR CREDIT COMPANY, does hereby constitute and appoint W. E. Odom, J. D. Bringard, H. D. Smith, W. O. Staehlin, D. M. Brandi, R. P. Conrad,
L. J. Ghilardi and S. P. Thomas, and each of them, severally, his true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute in his name (whether on behalf of FORD MOTOR CREDIT COMPANY, or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FORD MOTOR CREDIT COMPANY to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) to the Registration Statement or Registration Statements relating to the issuance and sale of any of the above-captioned securities of FORD MOTOR CREDIT COMPANY authorized at meetings of the Board of Directors of FORD MOTOR CREDIT COMPANY held on February 26, 1986, March 2, 1988, March 10, 1993 and September 29, 1993, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of FORD MOTOR CREDIT COMPANY or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY or otherwise) to such Registration Statement or Registration Statements and to such amendments (including post-effective amendments) to the Registration Statement or Registration Statements to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements or schedules or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 23rd day of February, 1995.


                                            /s/ ROBERT D. WARNER
                                            -------------------------------
                                            (Robert D. Warner)

          POWER OF ATTORNEY WITH RESPECT TO REGISTRATION STATEMENTS OF
                           FORD MOTOR CREDIT COMPANY
 COVERING NOTES, DEBENTURES, SUBORDINATED NOTES, SUBORDINATED DEBENTURES, NOTES
                       SOLD THROUGH SALES AGENTS, DEMAND
            NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PROGRAM,
  DEMAND NOTES PURSUANT TO THE FORD MONEY MARKET ACCOUNT PLAN AND SECURITIES
                         BACKED BY COMPANY RECEIVABLES


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer or director of FORD MOTOR CREDIT COMPANY, does hereby constitute and appoint W. E. Odom, J. D. Bringard, H. D. Smith, W. O. Staehlin, D. M. Brandi, R. P. Conrad,
L. J. Ghilardi and S. P. Thomas, and each of them, severally, his true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute in his name (whether on behalf of FORD MOTOR CREDIT COMPANY, or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable FORD MOTOR CREDIT COMPANY to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement or Registration Statements and any and all amendments (including post-effective amendments) to the Registration Statement or Registration Statements relating to the issuance and sale of any of the above-captioned securities of FORD MOTOR CREDIT COMPANY authorized at meetings of the Board of Directors of FORD MOTOR CREDIT COMPANY held on February 26, 1986, March 2, 1988, March 10, 1993 and September 29, 1993, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of FORD MOTOR CREDIT COMPANY or as an officer or director of FORD MOTOR CREDIT COMPANY, or by attesting the seal of FORD MOTOR CREDIT COMPANY or otherwise) to such Registration Statement or Registration Statements and to such amendments (including post-effective amendments) to the Registration Statement or Registration Statements to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements or schedules or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has signed his name hereto as of the 23rd day of February, 1995.


                                            /s/ KENNETH WHIPPLE
                                            -------------------------------
                                            (Kenneth Whipple)